FMI Funds, Inc.
FMI Common Stock Fund
Investor Class (Ticker Symbol: FMIMX)
Institutional Class (Ticker Symbol: FMIUX)
August 12, 2019

Supplement to the Summary Prospectuses and Prospectus, each dated January 31, 2019

This supplement serves as notification that, effective immediately, the sentence directly following the bar chart entitled “Annual Returns” in the subsection entitled “FMI Common Stock Fund Summary – Performance” is deleted and replaced with the following:

During the ten year period shown on the bar chart, the highest total return for the Fund’s Investor Class shares for a quarter was 21.52% (quarter ended June 30, 2009) and the lowest total return for a quarter was -16.31% (quarter ended September 30, 2011).

The date of this supplement is August 12, 2019.

Please retain this supplement for reference.